Pursuant to Rule 497(d)
                                                      Registration No. 333-72828


               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116
                 BOYAR FORGOTTEN FORTY, 2002 PORTFOLIO, SERIES 1


                            SUPPLEMENT TO PROSPECTUS


               Units purchased subsequent to the initial deferred sales fee payment will be subject to a maximum transactional sales fee of 2.95%. The initial sales fee is equal to the difference between this maximum transactional sales fee and any remaining deferred sales fee. Because the Sponsor can start selling the Securities following the termination of this Series on March 18, 2003, Unitholders who purchase Units after March 18, 2002, will have no assurance of realizing long-term capital gains. Unitholders should consult their own tax advisers in this regard.


Supplement Dated:  March 19, 2002